Q3 2016 EARNINGS CALL Nov 10, 2016

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call Forward-Looking Statements These slides may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development and potential opportunities for Cancer Genetics, Inc. products and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to, statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, risks of cancellation of customer contracts or discontinuance of trials, risks that anticipated benefits from acquisitions will not be realized, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, maintenance of intellectual property rights and other risks discussed in the Cancer Genetics, Inc. Forms 10-K for the year ended December 31, 2015 and 10-Q for the quarter ended September 30, 2016 along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements. P.2

EVERYTHING WE DO IS FOCUSED ON 1 KEY IDEA… …DELIVER INNOVATION & PATIENT VALUE BY PROVIDING THE MOST COMPREHENSIVE CAPABILITIES IN PRECISION MEDICINE FOR ONCOLOGY DIAGNOSTICS.

Investor Highlights: Cancer Genetics Addresses Key Trends in Oncology from Bench to Bedside

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Large, Global Market Opportunities	**$458B** GLOBAL ONCOLOGY SPEND BY 2030
Global Footprint Created by Highly Strategic M&A	**3** TRANSFORMATIVE ACQUISITIONS IN 2014 & 2015
Strong & Growing Partnerships with Leading BioPharma	CONTRACTS WITH **8 of 10** TOP BIOPHARMA **+650%** INC. WITH BIOPHARMA[1] CUSTOMERS 2012-2015
Innovation Engine & Expertise Driven By Key Collaborations	**18** RESEARCH COLLABORATIONS WITH LEADING INSTITUTIONS
Unique, Proprietary Portfolio of Genomic Tests & Panels	**14** COMMERCIALLY LAUNCHED TESTS **49** US PATENTS AND **95** FOREIGN PATENTS
Diversified & High Growth Revenue Streams	**77%** Revenue Growth 2014-2015 | **43%** 4-YEAR CAGR
World-Class Management Team	**100+** CUMULATIVE YEARS OF EXPERIENCE

(1) In signed contracts & potential revenue

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call 3rd Quarter 2016 Revenue Highlights 68% REVENUE GROWTHFROM Q3 2015 Q3 TOTAL REVENUE GREW FROM $4.0M TO 2015 2016 $1.5 $4.0 $6.8 $0 $4 $7 3-Year CAGR 65% Q 3 2 0 1 4 Q3 2 0 1 5 Q 3 2 0 1 6 P.5 M M M N u m ber s in $ m illion s Year-over-year 3rd Quarter Revenue Growth

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call Revenues By Category BIOPHARMA SERVICES CLINICAL SERVICES DISCOVERY SERVICES 65% 29% 6% Q3 2015 $4.0 Mn  204% increase in clinical test volume over Q3 2015 due to enhanced portfolio in both immuno-oncology testing and our solid tumor center of excellence  Driven by support for translational research and bioinformatics by research organizations  Launched 11 Immuno-Oncology clinical trials and studies focused on Solid Tumor and Blood Cancers $3.8 Mn $2.7 Mn $0.3 Mn 56% 40% 4% Q3 2016 $6.8 Mn P.6

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call Q3 2016 Financial Highlights  Revenues were $6.8 million, a 68% increase over Q3 2015 revenues of $4.0 million Q2 2016, with Biopharma services contributing $3.8 million, Clinical services contributing $2.7 million and discovery services contributing $0.3 million.  Organic revenue growth was 19% when excluding tests and services performed at the Solid Tumor Center of Excellence, formerly Response Genetics, Inc.  Q3 2016 Clinical services test volumes increased by 204% to 7,334 over Q3 2015, driven by an increase in immuno-oncology testing, companion diagnostic testing for PD-L1 and solid tumor profiling. P.7

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call Q3 2016 Financial Highlights, continued  Gross profit margins improved by $1.4 million or 12%, to $2.3 million or 34% as compared to only $0.9 million or 22% during the 3rd quarter of 2015.  Operating expenses continue to decrease, with an improvement of 6% over sequential quarters, from Q2 to Q3 of 2016, or $0.4 million, from $6.7 million to $6.3 million.  Operating expenses have decreased 20% over the past 3 quarters, as the Company progresses towards being profitable.  Total expenses for Q3 2016 were $10.8 million, which includes non-cash items of $1.1 million and were down 2% from $11.0 million during Q2 and down 5% from $11.3 million during Q1 of 2016.  Total cash at the end of the quarter was $10.7 million. P.8

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call Path Towards Profitability: Key Trends 3.0 4.0 5.0 6.0 7.0 8.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Last 5 Quarters - Revenue and Operating Expenses* Revenue Operating Expenses 4.0 5.5 6.1 7.0 6.8 6.5 7.9 7.2 6.7 6.3 * Amounts in $ millions Post Response Acquisition  Revenues were $6.8 million, a 68% increase over Q3 2015 revenues of $4.0 million.  Q3 2016 Operating Expenses were 3% lower than the standalone expenses in Q3 2015 prior to the Company’s acquisition of Response Genetics, Inc. in October 2015.  Response Genetics, Inc. has been fully integrated into the Company’s operations.  Continued optimization of labor costs across the enterprise, positively impacting cost of revenue and G&A expenses through process improvement initiatives and leveraging India operations.  Negotiating improved purchasing terms for supplies, reagents and service providers. Pre-Response Acquisition P.9

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call Q3 2016 Financial Highlights: Expenses and Cost Control  Continued optimization of headcount after the acquisition of Response Genetics, Inc. with a reduction of 50 full time employee equivalents since Q4 2015.  Headcount reduction resulted in a decrease in annualized salary expenses of $3.2 million.  The Company continues functional consolidation of roles and realignment of its sales and laboratory operations.  Continuing to support and emphasize a collaborative corporate culture, thru strong employee engagement and a focus on cross-site projects and activities. 128 191 168 156 141 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 P.10 Full Time Employees and Equivalents (US) Response Acquisition

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call Q3 2016 Corporate Highlights  Launched a proprietary comprehensive NGS panel for kidney cancer, FOCUS::Renal™ with CLIA validation to apply in both clinical care and trials by biotech and pharmaceutical companies.  FOCUS::Myeloid™ NGS panel for improved diagnosis, risk stratification and therapy selection in myeloid cancers received New York State Approval for clinical testing.  Announced the acceptance of a presentation at the Companion Diagnostics Symposium highlighting patient stratification and diagnosis for immunotherapy trials.  Presentation at College of American Pathologists Meeting 2016 on Tissue of Origin.  Three poster presentations at Association for Molecular Pathology Annual Meeting. P.11

Q3 2016 Collaboration / Partnership Highlights

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- Personalized medicine company, **ApoCell, Inc.**, **partnered with CGI** to collaborate on transforming cancer profiling and therapy selection leveraging ApoCell's proprietary, high-performance **liquid biopsy platform** for rare cell capture and detection.
- CGI and **BARC Global Central Laboratory** entered into a collaboration to offer comprehensive **clinical trial** and **companion diagnostic** solutions for the oncology industry.
- Finalizing plans to extend **M3P** for patient management under **CLIA**, a targeted NGS panel for patient stratification and drug development in **multiple myeloma** through OncoSpire Genomics, the Company's joint venture with **Mayo Clinic**.

APOCELL

BARC Global Central Laboratory

MAYO CLINIC

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call Summary Statement of Operations Income Statement Item ($ in Thousands) Q3 2015 Q2 2016 Q3 2016 Revenue $4,001 $7,000 $6,750 Gross Profit 898 2,716 2,306 Gross Margin (%) 22% 39% 34% Research & Development (R&D) 1,802 1,680 1,594 Sales & Marketing (S&M) 1,243 1,379 1,054 General & Administrative (G&A) 3,487 3,658 3,701 Operating Profit (Loss) (5,634) (4,001) (4,043) Net Income (Loss) (5,212) (4,028) (3,745) Balance Sheet Information ($ in Thousands) Actual 09/30/16 Cash $10,716 Stockholders’ Equity 27,847 P.13

Our Three Pillars of Innovation

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I. UNIQUE CONTENT VIA PARTNERSHIPS & COLLABORATIONS

- **Mayo Clinic**
  Oncospire Genomics joint venture targeting hematological cancers
- **Columbia University**
  Genomic signatures for myelodysplastic syndromes and AML
- **Huntsman Cancer Center & University of Paris**
  Patient response to kidney cancer frontline therapies

II. IMMUNO-ONCOLOGY CAPABILITIES THAT ARE INDUSTRY LEADING

- **HTG Collaboration**
  Expression of genes implicated in patient immune responses to tumors
- **Dako / Ventana CDx**
  Dako 22C3 and Ventana SP263 CDx test for KEYTRUDA®
- **Unique Immuno-Oncology Panel via Flow**
  Commercialization of Comprehensive IO Panel via FLOW Cytometry

III. LIQUID BIOPSY HIGH SENSITIVITY ANALYSIS CELL-FREE CTCS AND EXOSOME

- **Portfolio Updates**
  Anticipated launch of focused, multi-gene liquid biopsy tests for lung and renal cancer in upcoming quarters
- **Omcomine™Lung cfDNA Assay**
  Detection levels down to 0.1% with 90% sensitivity and >98% specificity for point mutations and indels using only a single blood sample

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2016 Earnings Call

WWW.CGIX.COM WWW.CANCERGENETICS.COM CGI Headquarters 201 Route 17 North Rutherford, NJ 07070 Phone: +1 201-528-9200 RUTHERFORD, NJ Research Triangle Park 133 Southcenter Court Morrisville, NC 27569 Phone: +1 919-465-0100 RALEIGH, NC LOS ANGELES, CA 1640 Marengo Street Fourth Floor Los Angeles, CA 90033 Phone: +1 323-224-3900 #3-1-135/1A CNR Complex Mallapur Main Road, R.R. Dst. Hyderabad – 500 076, Telangana Toll-free: +91 040-2717-8178 HYDERABAD, INDIA 781 Cai Lun Road, Room 803 Shanghai 201203 P.R. China Toll-free: +91 040-2717-8178 SHANGHAI, CHINA